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                                                                  EXHIBIT - 32.2

                                 TRIMEDYNE, INC.

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2003

In connection with the Annual Report of Trimedyne, Inc. (the Company) on Form 10-KSB for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffrey S. Rudner, Chief Accountig Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2003, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

/s/ Jeffrey S. Rudner
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Jeffrey S. Rudner
Chief Accounting Officer
December 21, 2006